UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021 (April 28, 2021)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Abernathy Road NE	30328
Building 400, Suite 1700	(Zip Code)
Atlanta, Georgia
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 391-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Veritiv Corporation (“Veritiv” or the “Company”) was held on April 28, 2021. Of the 15,973,884 shares of Veritiv common stock outstanding and entitled to vote, 14,961,788 shares were represented, constituting a quorum.  At the Annual Meeting, Veritiv shareholders voted on four proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 17, 2021 (the “Proxy Statement”).

Item No. 1:	Veritiv shareholders elected as directors the eight nominees named in the Proxy Statement and recommended by the Company’s Board of Directors to serve for a one year term expiring at the 2022 Annual Meeting of Shareholders and until their respective successors are elected and qualified, as follows:

		Votes		Broker
Name	Votes For	Against	Abstentions	Non-Votes
Salvatore A. Abbate	14,086,929	16,126	3,765	854,959
Shantella E. Cooper	13,896,898	208,085	1,837	854,959
David E. Flitman	14,061,032	42,893	2,895	854,959
Daniel T. Henry	13,897,491	205,530	3,808	854,959
Tracy A. Leinbach	13,733,098	370,923	2,808	854,959
Stephen E. Macadam	13,897,464	205,572	3,793	854,959
Michael P. Muldowney	13,897,143	206,582	3,104	854,959
Charles G. Ward, III	13,729,713	373,121	3,995	854,959

Item No. 2:	Veritiv shareholders ratified the appointment of Deloitte & Touche LLP as Veritiv’s independent registered public accounting firm for 2021, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,912,646	44,913	4,229	0

Item No. 3:	Veritiv shareholders approved, on an advisory basis, Veritiv’s executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,855,226	213,465	38,138	854,959

Item No. 4:	Veritiv shareholders approved, on an advisory basis, one year as the frequency for future executive compensation votes, as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
12,759,863	22,418	1,315,018	9,530	854,959

Based on this recommendation, Veritiv will hold advisory votes on executive compensation on an annual basis until the next required vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Dated:	May 3, 2021	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary